Exhibit 3.87

State of California Secretary of State	File #	_________________________________
LIMITED LIABILITY COMPANY ARTICLES OF ORGANIZATION
A $70.00 filing fee must accompany this form.
IMPORTANT – Read instructions before completing this form.	This Space For Filing Use Only

ENTITY NAME (End the name with the words “Limited Liability Company,” “Ltd. Liability Co.,” or the abbreviations ”LLC” or “L.L.C.”)
1.	NAME OF LIMITED LIABILITY COMPANY [NAME OF LIMITED LIABILITY COMPANY]
PURPOSE (The following statement is required by statute and may not be altered.)
2.	THE PURPOSE OF THE LIMITED LIABILITY COMPANY IS TO ENGAGE IN ANY LAWFUL ACT OR ACTIVITY FOR WHICH A LIMITED LIABILITY COMPANY MAY BE ORGANIZED UNDER THE BEVERLY-KILLEA LIMITED LIABILITY COMPANY ACT.
INITIAL AGENT FOR SERVICE OF PROCESS (If the agent is an individual, the agent must reside in California and both Items 3 and 4 must be completed. If the agent is a corporation, the agent must have on file with the California Secretary of State a certificate pursuant to Corporations Code section 1505 and Item 3 must be completed (leave Item 4 blank).
3.	NAME OF THE INITIAL AGENT FOR SERVICE OF PROCESS [NAME OF AGENT]
4.	IF AN INDIVIDUAL, THE ADDRESS OF THE INITIAL AGENT FOR SERVICE OF PROCESS IN CALIFORNIA

	CITY	STATE	ZIP CODE
[NAME OF AGENT]

MANAGEMENT (Check only one)
5.	THE LIMITED LIABILITY COMPANY WILL BE MANAGED BY: (CHECK ONLY ONE) ☐ ONE MANAGER ☐ MORE THAN ONE MANAGER ☐ ALL LIMITED LIABILITY COMPANY MEMBER(S)
ADDITIONAL INFORMATION
6.	ADDITIONAL INFORMATION SET FORTH ON THE ATTACHED PAGES, IF ANY, IS INCORPORATED HEREIN BY THIS REFERENCE AND MADE A PART OF THIS CERTIFICATE.
EXECUTION
7.	I DECLARE I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

SIGNATURE OF ORGANIZER	DATE
[NAME OF ORGANIZER]
TYPE OR PRINT NAME OF ORGANIZER

RETURN TO (Enter the name and the address of the person or firm to whom a copy of the filed document should be returned.)

8.	NAME	é	ù
FIRM
ADDRESS
	CITY/STATE	ë	û

LLC-1 (REV 03/2005)	APPROVED BY SECRETARY OF STATE